Exhibit 99.2

CONTACT:	Corporate Communications
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Investor Relations
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Delta Reports Financial and Operating Performance for June 2015

ATLANTA, July 2, 2015 – Delta Air Lines (NYSE: DAL) today reported financial and operating performance for June 2015.

Consolidated passenger unit revenue (PRASM) for the month of June decreased 4.5 percent year over year, driven by foreign exchange pressure and lower surcharges in international markets, as well as domestic yields that have softened in select markets.

The company’s financial and operating performance is detailed below.

Preliminary Financial and Operating Results
June consolidated PRASM change year over year	(4.5%)
Projected June quarter fuel price per gallon, adjusted	$2.40 - $2.45
June mainline completion factor	99.7%
June on-time performance (preliminary DOT A14)	82.2%

•	Note: Projected fuel price of $2.40 - $2.45 includes taxes, transportation, settled hedges, hedge premiums and refinery contribution and is adjusted for MTM adjustments.

Delta Air Lines serves more than 170 million customers each year. Delta was named to FORTUNE magazine’s top 50 World’s Most Admired Companies in addition to being named the most admired airline for the fourth time in five years. Additionally, Delta has ranked No. 1 in the Business Travel News Annual Airline survey for four consecutive years, a first for any airline. With an industry-leading global network, Delta and the Delta Connection carriers offer service to 334 destinations in 64 countries on six continents. Headquartered in Atlanta, Delta employs nearly 80,000 employees worldwide and operates a mainline fleet of more than 700 aircraft. The airline is a founding member of the SkyTeam global alliance and participates in the industry’s leading trans-Atlantic joint venture with Air France-KLM and Alitalia as well as a joint venture with Virgin Atlantic. Including its worldwide alliance partners, Delta offers customers more than 15,000 daily flights, with key hubs and markets including Amsterdam, Atlanta, Boston, Detroit, Los Angeles, Minneapolis/St. Paul, New York-JFK, New York-LaGuardia, Paris-Charles de Gaulle, Salt Lake City, Seattle and Tokyo-Narita. Delta has invested billions of dollars in airport facilities, global products and services, and technology to enhance the customer experience in the air and on the ground. Additional information is available on the Delta News Hub, as well as delta.com, Twitter @DeltaNewsHub, Google.com/+Delta, Facebook.com/delta and Delta’s blog takingoff.delta.com.

Forward Looking Statements

Statements in this press release that are not historical facts, including statements regarding our estimates, expectations, beliefs, intentions, projections or strategies for the future, June be "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995. All forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from the estimates, expectations, beliefs, intentions, projections and strategies reflected in or suggested by the forward-looking statements. These risks and uncertainties include, but are not limited to, the cost of aircraft fuel; the availability of aircraft fuel; the impact of posting collateral in connection with our fuel hedge contracts; the impact of significant funding obligations with respect to defined benefit pension plans; the restrictions that financial covenants in our financing agreements will have on our financial and business operations; labor issues; interruptions or disruptions in service at one of our hub airports; our dependence on technology in our operations; disruptions or security breaches of our information technology infrastructure; the ability of our credit card processors to take significant holdbacks in certain circumstances; the possible effects of accidents involving our aircraft; the effects of weather, natural disasters and seasonality on our business; the effects of an extended disruption in services provided by third party regional carriers; failure or inability of insurance to cover a significant liability at the Trainer refinery; the impact of environmental regulation on the Trainer refinery, including costs related to renewable fuel standard regulations; our ability to retain management and key employees; competitive conditions in the airline industry; the effects of extensive government regulation on our business; the effects of terrorist attacks; the effects of the rapid spread of contagious illnesses; and the costs associated with war risk insurance.

Additional information concerning risks and uncertainties that could cause differences between actual results and forward-looking statements is contained in our Securities and Exchange Commission filings, including our Annual Report on Form 10-K for the fiscal year ended Dec. 31, 2014. Caution should be taken not to place undue reliance on our forward-looking statements, which represent our views only as of July 2, 2015, and which we have no current intention to update.

Non-GAAP Reconciliation

Delta sometimes uses information ("non-GAAP financial measures") that is derived from the Consolidated Financial Statements, but that is not presented in accordance with accounting principles generally accepted in the U.S. (“GAAP”). Under the U.S. Securities and Exchange Commission rules, non-GAAP financial measures may be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for or superior to GAAP results. The tables below show reconciliations of non-GAAP financial measures used in this release to the most directly comparable GAAP financial measures.

Average Fuel Price Per Gallon, Adjusted

Delta adjusts for mark-to-market adjustments and settlements to determine average price per fuel gallon, adjusted. MTM adjustments are defined as fair value changes recorded in periods other than the settlement period. Such fair value changes are not necessarily indicative of the actual settlement value of the underlying hedge in the contract settlement period. Settlements represent cash received or paid on hedge contracts settling during the period. These items adjust fuel expense to show the economic impact of hedging, including cash received or paid on hedge contracts during the period. Adjusting for these items allows investors to better understand and analyze the company's core operational performance in the period shown.

(Projected)
Three Months Ended
June 30, 2015
Average fuel price per gallon	$1.75 to $1.70
MTM adjustments and settlements	$0.65 to $0.75
Average fuel price per gallon, adjusted	$2.40 to $2.45

	Monthly Traffic Results (a)				Year to Date Traffic Results (a)

	Jun 2015	Jun 2014	Change		Jun 2015	Jun 2014	Change

RPMs (000):
Domestic	11,552,542	10,939,906	5.6%		60,844,736	58,259,740	4.4%
Delta Mainline	9,722,780	9,033,571	7.6%		50,665,820	47,669,960	6.3%
Regional	1,829,762	1,906,335	(4.0%)		10,178,916	10,589,780	(3.9%)
International	8,095,099	8,089,761	0.1%		40,121,685	39,682,442	1.1%
Latin America	1,587,763	1,540,164	3.1%		9,984,632	9,246,772	8.0%
Delta Mainline	1,559,113	1,505,328	3.6%		9,796,641	9,057,132	8.2%
Regional	28,650	34,836	(17.8%)		187,991	189,640	(0.9%)
Atlantic	4,389,270	4,380,844	0.2%		18,347,285	18,412,387	(0.4%)
Pacific	2,118,066	2,168,753	(2.3%)		11,789,767	12,023,283	(1.9%)
Total System	19,647,641	19,029,667	3.2%		100,966,421	97,942,182	3.1%

ASMs (000):
Domestic	12,995,632	12,451,129	4.4%		71,289,481	68,296,759	4.4%
Delta Mainline	10,836,379	10,148,069	6.8%		58,515,925	54,964,851	6.5%
Regional	2,159,254	2,303,060	(6.2%)		12,773,556	13,331,908	(4.2%)
International	9,314,550	9,295,254	0.2%		49,236,907	47,423,869	3.8%
Latin America	1,901,207	1,855,834	2.4%		12,237,463	11,108,090	10.2%
Delta Mainline	1,865,954	1,812,375	3.0%		11,990,364	10,853,302	10.5%
Regional	35,253	43,459	(18.9%)		247,099	254,788	(3.0%)
Atlantic	5,050,034	4,926,223	2.5%		23,059,391	22,008,948	4.8%
Pacific	2,363,310	2,513,197	(6.0%)		13,940,052	14,306,831	(2.6%)
Total System	22,310,182	21,746,383	2.6%		120,526,387	115,720,628	4.2%

Load Factor:
Domestic	88.9%	87.9%	1.0	pts	85.3%	85.3%	0.0	pts
Delta Mainline	89.7%	89.0%	0.7	pts	86.6%	86.7%	(0.1)	pts
Regional	84.7%	82.8%	1.9	pts	79.7%	79.4%	0.3	pts
International	86.9%	87.0%	(0.1)	pts	81.5%	83.7%	(2.2)	pts
Latin America	83.5%	83.0%	0.5	pts	81.6%	83.2%	(1.6)	pts
Delta Mainline	83.6%	83.1%	0.5	pts	81.7%	83.5%	(1.8)	pts
Regional	81.3%	80.2%	1.1	pts	76.1%	74.4%	1.7	pts
Atlantic	86.9%	88.9%	(2.0)	pts	79.6%	83.7%	(4.1)	pts
Pacific	89.6%	86.3%	3.3	pts	84.6%	84.0%	0.6	pts
Total System	88.1%	87.5%	0.6	pts	83.8%	84.6%	(0.8)	pts

Mainline Completion Factor	99.7%	99.9%	(0.2)	pts

Passengers Boarded	16,307,542	15,591,352	4.6%		86,646,237	83,259,921	4.1%

Cargo Ton Miles (000):	186,621	207,086	(9.9%)		1,098,071	1,119,548	(1.9%)

a Results include flights operated under contract carrier arrangements